UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 11, 2017

Almost Never Films Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53049	26-1665960
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Blvd #98258

West Hollywood, California 90069-4109

(Address of principal executive offices)

(213) 296-3005

 (Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

Almost Never Films Inc. (the “Company”), amended its Articles of Incorporation with the State of Nevada in order to effectuate a 1 for 40 reverse stock split and change the authorized shares of common stock to 25,000,000 (the “Amendments”). The board of directors of the Company ratified the Amendments on August 9, 2017. The shareholders of the Company approved of the Amendments by written consent on August 9, 2017. The Amendments became effective on September 11, 2017. FINRA approved the reverse stock split on September 13, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment, stating the 1 for 40 reverse stock split and changing the authorized shares of common stock of the Company to 25,000,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2017

Almost Never Films Inc.

By:	/s/ Danny Chan
Danny Chan
Title:	CEO

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